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                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-118536) of Amscan Holdings, Inc. and in the related Prospectus of our report dated March 28, 2006, with respect to the consolidated financial statements and schedule of Amscan Holdings, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2005.


                                                        /s/ Ernst & Young LLP

Stamford, Connecticut
March 30, 2006